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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  January 19, 2000
(Date of earliest event reported)

Commission File No. 333-40113

             Bombardier Capital Mortgage Securitization Corporation
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             (Exact name of registrant as specified in its charter)

       Vermont                                                  03-0355080
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

1600 Mountain View Drive, Colchester, VT                           05446
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Address of principal executive offices                           (Zip Code)

                                 (802) 654-7200
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               Registrant's Telephone Number, including area code

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)






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ITEM 5.        Other Events

        Attached hereto as Exhibit 99.1 are the Computational Materials and Collateral Terms Sheets (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Credit Suisse First Boston Corporation in connection with the offering of Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A.


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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BOMBARDIER CAPITAL MORTGAGE
                                             SECURITIZATION CORPORATION

January 19, 2000

                                             By: /s/ Jean C. O'Neill
                                                -------------------------------
                                             Name:  Jean C. O'Neill
                                             Title: Assistant General Counsel


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                                INDEX TO EXHIBITS

Exhibit No.                   Description
----------                    -----------
   99.1                       Computational Materials and Collateral Terms
                              Sheets


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